UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                                December 8, 2005

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	001-16379	22-2786386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (908) 443-2000

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Attached and being furnished as Exhibit 99.1 is a copy of a press release of Dendrite International, Inc. (“Dendrite”) dated December 8, 2005, discussing Dendrite’s outlook for the fourth quarter of 2005. Such outlook constitutes “forward looking” information within the meaning of The Private Securities Litigation Reform Act of 1995.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release of Dendrite International, Inc., dated December 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDRITE INTERNATIONAL, INC.

Dated: December 8, 2005	By:	/s/ Brent J. Cosgrove
	Name:	Brent J. Cosgrove
	Title:	Vice President and Corporate Controller

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release of Dendrite International, Inc., dated December 8, 2005.